    As filed with the Securities and Exchange Commission on December 16, 1996
                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
          ------------------------------------------------------------

                             BOYD GAMING CORPORATION
             (Exact name of registrant as specified in its charter)
          ------------------------------------------------------------

            Nevada                                      88-0242733
 (State or other jurisdiction                       (I.R.S. Employer
of incorporation or organization)                  Identification No.)

                           2950 SOUTH INDUSTRIAL ROAD
                             LAS VEGAS, NEVADA 89109
                    (Address of principal executive offices)

                            1996 STOCK INCENTIVE PLAN
                              (Full Title of Plan)
              -----------------------------------------------------

                                  ELLIS LANDAU
          SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER
                             BOYD GAMING CORPORATION
                           2950 SOUTH INDUSTRIAL ROAD
                             LAS VEGAS, NEVADA 89109
                     (name and address of agent for service)

                                 (702) 792-7200
          (telephone number, including area code, of agent for service)

                                    Copy to:
                          ROBERT M. MATTSON, JR., ESQ.
                            MORRISON & FOERSTER, LLP
                            19900 MACARTHUR BOULEVARD
                            IRVINE, CALIFORNIA 92612
                                 (714) 251-7500
               --------------------------------------------------

                         CALCULATION OF REGISTRATION FEE
=========================================================================================================
                             Amount              Maximum          Proposed Maximum         Amount of
Title of Securities           to be          Offering Price       Aggregate Offering       Registration
 to be Registered          Registered           Per Share(1)             Price                 Fee
---------------------------------------------------------------------------------------------------------
Common Stock, $.01
par value per share         3,000,000             $8.50               $25,500,000            $7,727
=========================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), the proposed maximum offering price per share and the proposed maximum aggregate offering price have been determined on the basis of the average of the high and low prices reported on the New York Stock Exchange on December 13, 1996.

In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
================================================================================

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS



      The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed by Boyd Gaming Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, which includes audited financial statements for the Registrant's latest fiscal year.

    (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the audited financial statements described in (a) above.

    (c) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A, declared effective by the Commission on October 15, 1993, including any amendment or report filed for the purposes of updating such description.

    All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Under Sections 78.751 and 78.752 of the Nevada Revised Statutes, the Company has broad powers to indemnify and insure its directors and officers against liabilities they may incur in their capacities as such.

    Article VIII of the Company's Restated Articles of Incorporation and Article 10 of the Company's Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by law. The Company also has entered into Indemnification Agreements with its executive officers and directors and provides indemnity insurance pursuant to which directors and officers are indemnified or insured against liability or loss under certain circumstances which may include liability, or related loss under the Securities Act and the Exchange Act.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8. EXHIBITS.

         4.1 Restated Articles of Incorporation. Incorporated by reference to Exhibit 3.1 of Registrant's Annual Report on Form 10-K for the year ended June 30, 1996.

         4.2 Restated By-Laws. Incorporated by reference to Exhibit 3.2 of Registrant's Annual Report on Form 10-K for the year ended June 30, 1996.

         5.1 Opinion of McDonald Carano Wilson McCune Bergin Frankovich & Hicks LLP.

         23.1 Consent of McDonald Carano Wilson McCune Bergin Frankovich & Hicks LLP (included in Exhibit 5.1).

         23.2    Consent of Deloitte & Touche LLP

         24.1    Power of Attorney (See pages II-4-5).

ITEM 9. UNDERTAKINGS.

         (a)     Rule 415 Offering.

                  The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b)     Filings Incorporating Subsequent Exchange Act Documents By
Reference.

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Request for Acceleration of Effective Date or Filing of Registration Statement on Form S-8.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Boyd Gaming Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on December 13, 1996.

                                    BOYD GAMING CORPORATION


                                    By:   /s/  Ellis Landau
                                          --------------------------------------
                                          Ellis Landau
                                          Senior Vice President, Chief Financial
                                          Officer, and Treasurer


                                POWER OF ATTORNEY

    Each person whose signature appears below constitutes and appoints Ellis Landau and Keith Smith, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                Signature                                 Title                                   Date
                ---------                                 -----                                   ----

/s/  William S. Boyd                           Chairman of the Board of                    December 13, 1996
---------------------------
William S. Boyd                                Directors, Chief Executive
                                               Officer and Director (Principal
                                               Executive Officer)



/s/  Ellis Landau                              Senior Vice President, Chief                December 13, 1996
---------------------------
Ellis Landau                                   Financial Officer and Treasurer
                                               (Principal Financial Officer)


/s/  Keith Smith                               Vice President and Controller               December 13, 1996
---------------------------
Keith Smith (Principal Accounting Officer)

           Signature                  Title                      Date
           ---------                  -----                      ----

/s/  Robert L. Boughner              Director               December 13, 1996
---------------------------------
Robert L. Boughner



/s/  William R. Boyd                 Director               December 13, 1996
---------------------------------
William R. Boyd



---------------------------------    Director                __________, 1996
Kenny C. Guinn



---------------------------------    Director                __________, 1996
Marianne Boyd Johnson



---------------------------------    Director                __________, 1996
Warren L. Nelson



---------------------------------    Director                __________, 1996
Charles L. Ruthe



/s/  Donald D. Snyder                Director               December 13, 1996
---------------------------------
Donald D. Snyder



/s/  Perry B. Whitt                  Director               December 13, 1996
---------------------------------
Perry B. Whitt

                                  EXHIBIT INDEX

     Exhibit Number                Description                                  Sequential
     --------------                -----------
                                                                                  Page No.
                                                                                ----------
4.1      Restated Articles of Incorporation. Incorporated by reference to
         Exhibit 3.1 of Registrant's Annual Report on Form 10-K for the year ended June 30, 1996.

4.2      Restated By-Laws. Incorporated by reference to Exhibit 3.2 of
         Registrant's Annual Report on Form 10-K for the year ended June 30,
         1996.

5.1      Opinion of McDonald Carano Wilson McCune Bergin Frankovich & Hicks LLP

23.1     Consent of McDonald Carano Wilson McCune Bergin Frankovich & Hicks LLP
         (included in Exhibit 5.1)

23.2     Consent of Deloitte & Touche LLP

24.1     Power of Attorney (See pages II-4-5)